Q2 2024 Earnings Release July 25th, 2024 Dave Graziosi, Chair & CEO Fred Bohley, COO, CFO & Treasurer Exhibit 99.2

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, wars and pandemics; global economic volatility; general economic and industry conditions, including the risk of recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; and risks related to our indebtedness. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2023.

Non-GAAP Financial Information We use Adjusted EBITDA and Adjusted EBITDA as a percent of net sales to measure our operating profitability. We believe that Adjusted EBITDA and Adjusted EBITDA as a percent of net sales provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability and comparability with other companies. Adjusted EBITDA as a percent of net sales is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted EBITDA is Net income. The most directly comparable GAAP measure to Adjusted EBITDA as a percent of net sales is Net Income as a percent of net sales. Adjusted EBITDA is calculated as the earnings before interest expense, net, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by Allison Transmission, Inc.’s, the Company’s wholly-owned subsidiary, Second Amended and Restated Credit Agreement. Adjusted EBITDA as a percent of net sales is calculated as Adjusted EBITDA divided by net sales. We use Adjusted Free Cash Flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business and certain mandatory debt service requirements, can be used for the repayment of debt, stockholder distributions and strategic opportunities, including investing in our business. We believe that Adjusted Free Cash Flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted Free Cash Flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted Free Cash Flow is Net cash provided by operating activities. Adjusted Free Cash Flow is calculated as Net cash provided by operating activities, after additions of long-lived assets.

Call Agenda Q2 2024 Performance 2024 Guidance Update

Q2 2024 Performance Summary *See Appendix for the reconciliation from Net Income $816 $394 $187 $301 $2.13 ($ in millions, except per share data; variance % from Q2 2023) Increase was principally driven by price increases on certain products and increased net sales partially offset by higher manufacturing expense. Increase was principally driven by higher gross profit, lower selling, general and administrative expenses and lower interest expense, net, partially offset by a non-cash defined benefit pension plan settlement charge incurred in the second quarter of 2024 and unrealized mark-to-market adjustments for marketable securities. Increase was principally driven by higher gross profit. Increase was principally driven by higher net income and lower total shares outstanding. Increase principally driven by: 15 percent increase in net sales in the North America On-Highway end market 30 percent increase in net sales in the Defense end market 4 percent increase in net sales in the Outside North America On-Highway end market +4% +3% +7% +5% +11% Gross Profit Diluted Earnings Per Share Net Income Net Sales Adjusted EBITDA*

End Markets Q2 2024 Variance North America On-Hwy $456 15% Principally driven by strength in demand for Class 8 vocational vehicles and medium-duty trucks and price increases on certain products North America Off-Hwy $1 (96%) Principally driven by lower demand in the energy sector Defense $43 30% Principally driven by increased demand for Tracked vehicle applications Outside North America On-Hwy $128 4% Principally driven by higher demand in Asia and price increases on certain products, partially offset by lower demand in Europe Outside North America Off-Hwy $22 (8%) Principally driven by lower demand in the mining and construction sectors, partially offset by strength in demand in the energy sector Service Parts, Support Equipment & Other $166 (8%) Principally driven by lower demand for North America service parts and aluminum die cast components, partially offset by higher demand for global support equipment Q2 2024 Net Sales Performance ($ in millions, variance % from Q2 2023) Commentary

Increase was principally driven by higher gross profit, lower selling, general and administrative expenses and lower interest expense, net, partially offset by a non-cash defined benefit pension plan settlement charge incurred in the second quarter of 2024 and unrealized mark-to-market adjustments for marketable securities. Increase was principally driven by higher taxable income Increase was principally driven by a non-cash defined benefit pension plan settlement charge and unrealized mark-to-market adjustments for marketable securities Decrease was principally driven by higher interest income on cash and cash equivalents and lower interest expense on ATI’s Term Loan due to the repayment of $101 million of principal in Q1 2024 Increase was principally driven by strength in the North America On-Highway, Defense and Outside North America On-Highway end markets and price increases on certain products partially offset by lower demand in the Global Off-Highway and Service Parts, Support Equipment and Other end markets Increase was principally driven by price increases on certain products and increased net sales partially offset by higher manufacturing expense $816 $422 $394 $82 $49 Increase was principally driven by higher manufacturing expense Decrease was principally driven by lower intangible amortization expense Adjusted EBITDA** $131 Q2 2024 $ Variance* Commentary Q2 2024 Financial Performance $263 ($22) ($7) $234 $33 $20 $13 ($10) $2 ($8) Net Sales Cost of Sales Gross Profit Operating Expenses Selling, General and Administrative Engineering - Research and Development Total Operating Expenses Operating Income Interest Expense, net Other Expense, net Income Before Income Taxes Income Tax Expense Net Income Diluted Earnings Per Share ($47) $187 $2.13 $301 ($ in millions, except per share data) 4% 5% 3% (11%) 4% (6%) % Variance* $21 9% $6 21% ($9) (450%) $18 8% ($6) (15%) $12 7% Diluted total shares outstanding: Q2 2024: 88m shares, Q2 2023: 91m shares $0.21 11% *Variance from Q2 2023 **See Appendix for the reconciliation from Net Income 5% $13

Net Cash Provided by Operating Activities CapEx Adjusted Free Cash Flow* Operating Working Capital** Percentage of LTM Sales $30 $2 $28 N/A $171 $21 $150 14.6% Q2 2024 Cash Flow Performance Net Cash Paid for Interest ($3) $29 Q2 2024 Commentary ($ in millions, variance from Q2 2023) Cash Paid for Income Taxes ($24) $95 *See Appendix for a reconciliation from Net Cash Provided by Operating Activities ** Operating Working Capital = A/R + Inventory - A/P Principally driven by lower cash income taxes and higher gross profit partially offset by higher operating working capital funding requirements Principally driven by intra-year timing Driven by higher net cash provided by operating activities Principally driven by increased net sales partially offset by increased operating working capital funding requirements Principally driven by increased estimated U.S. federal income tax deductions and timing of intra-year income tax payments Principally driven by lower interest expense on ATI’s Term Loan due to the repayment of $101 million of principal in Q1 2024 and higher interest received from interest rate swaps $ Variance % Variance 21.3% 30 bps 10.5% 23.0% (9.4%) (20.2%)

Increasing full year 2024 net sales, earnings and cash flow guidance previously provided to the market on April 25, 2024 2024 Guidance Update *See Appendix for the Guidance Reconciliation Net Income Net Cash Provided by Operating Activities $3,090 - $3,170 Capital Expenditures Adjusted Free Cash Flow* Adjusted EBITDA* Net Sales $650 - $700 $1,085 - $1,145 $715 - $775 $125 - $135 $590 - $640 ($ in millions) Net sales guidance reflects higher net sales driven by price increases on certain products, increased North America On-Highway and Defense end market demand and the continued execution of growth initiatives.

Appendix Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 3) Adjusted EBITDA Reconciliation

Adjusted Free Cash Flow Reconciliation Non-GAAP Reconciliations (2 of 3)

Guidance Reconciliation Non-GAAP Reconciliations (3 of 3)